UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/26/2007

Voyager Learning Company
(Exact name of registrant as specified in its charter)

Commission File Number:  1-3246

Delaware	36-3580106
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

789 Eisenhower Parkway
P.O. Box 1346
Ann Arbor, MI 48104
(Address of principal executive offices, including zip code)

734.761.4700
(Registrant’s telephone number, including area code)

ProQuest Company
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On July 26, 2007, Voyager Learning Company conducted a conference call regarding results for the first half of 2007 ending June 30, 2007. A transcript of this conference call is attached hereto as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

        99.1 Transcript of the Voyager Learning Company's July 26, 2007 Conference Call regarding results for the first half of 2007 ended June 30, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voyager Learning Company

Date: August 01, 2007	By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Transcript of the Voyager Learning Company's July 26, 2007 Conference Call regarding results for the first half of 2007 ended June 30, 2007